UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

ANIMAL HEALTH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33273	71-0982698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7 Village Circle, Suite 200

Westlake, Texas 76262

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:

(817) 859-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 8, 2011, at a special meeting of stockholders of Animal Health International, Inc. (the “Company”), the Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated  March 14, 2011 (the “Merger Agreement”), by and among the Company, Lextron, Inc., a Colorado corporation (“Lextron”), and Buffalo Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Lextron.  Since the merger proposal was approved, it was not necessary to consider proposal 2, the proposal to adjourn the meeting to a later date in the event there were not sufficient votes at the time of the meeting to adopt the Merger Agreement.  Animal Health also announced in a press release issued June 8, 2011 that the merger is expected to close on or about June 10, 2011.

The final voting results for the proposal are as follows:

Proposal 1: Adoption of the Merger Agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,838,477	237,678	3,480	0

A copy of the press release issued by the Company regarding the results of the stockholder vote at the special meeting of stockholders of the Company and the expected closing date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 8, 2011.

Safe Harbor and Forward Looking Statements

Certain items in this report may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. AHII can give no assurance that expectations will be attained. Important factors that could cause actual results to differ materially from those presently expected include: the expected timing of the completion of the merger; the impact of the announcement or the closing of the merger on the Company’s relationship the parties’ ability to satisfy the merger agreement conditions and consummate the transaction; and the factors and risks previously and from time to time detailed in AHII’s filings with the Securities and Exchange Commission, including the 2010 Annual Report on Form 10-K, which was filed on September 10, 2010. Such forward-looking statements speak only as of the date of this press release. AHII expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AHII’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.

By:	/s/ Damian Olthoff
	Name:	Damian Olthoff
	Title:	General Counsel and Secretary

June 8, 2011

EXHIBIT INDEX

99.1	Press Release, dated June 8, 2011.